BBH TRUST

BBH SELECT SERIES - LARGE CAP FUND

Class I Shares (BBLIX)

Retail Class Shares (BBLRX)

SUPPLEMENT DATED OCTOBER 4, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2021

(As Amended July 29, 2021)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Statement of Additional Information. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

1. Effective October 4, 2021, the sections captioned “Portfolio Manager Information” information related to the BBH Select Series – Large Cap Fund on page 55 of the Statement of Additional Information is deleted in their entirety and replaced with the following:

Portfolio Manager Information

Large Cap Fund

The following information about the Fund’s Portfolio Managers, Messrs. Michael R. Keller and Nicholas Haffenreffer, is provided as of the end of the Fund’s most recently completed fiscal year.

Michael R. Keller

Total Number of Other
Other Accounts Managed by	Accounts Managed/
Michael R. Keller	Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	2/$287
Other Accounts	20/$10,861

No account managed by Mr. Keller has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Keller: $500,001-$1,000,000.

Nicholas Haffenreffer

Total Number of Other
Other Accounts Managed by	Accounts Managed/
Nicholas Haffenreffer	Total Assets (in millions)*
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	None

*Mr. Haffenreffer joined BBH&Co. in 2021 and did not manage the Large Cap Fund or any other portfolios as of the Fund’s most recent fiscal year. However, he serves as a portfolio manager on all accounts managed by Mr. Keller.

No account managed by Mr. Haffenreffer has an incentive profit allocation or advisory fee based on the performance of the account.

Dollar value range of shares owned in the Fund by Mr. Haffenreffer: None

2. Effective October 4, 2021, the second paragraph of the “Compensation Structure” section on page 58 of the Statement of Additional Information is deleted in their entirety and replaced with the following:

Compensation Structure

Messrs. Haffenreffer, Hofer, Hohmann and Steier are Managing Directors of BBH&Co. They are paid a fixed base salary and variable incentives based on their performance, the investment performance of their respective Funds and other portfolios which they co-managed, and the overall profitability of BBH&Co. Messrs. Haffenreffer, Hofer, Hohmann and Steier’s base salary is determined within a market competitive salary range, based on their individual experience and performance, and is consistent with the salaries paid to other managing directors of BBH&Co. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the “Managing Director’s profit share”). The third and typically the smallest element is participation in a profit-sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Messrs. Haffenreffer, Hofer, Hohmann and Steier’s Performance Bonuses are the investment performance of their respective Funds and certain other funds and separate accounts managed by Messrs. Haffenreffer, Hofer, Hohmann and Steier and that follow a similar investment strategy as the Fund and Messrs. Haffenreffer, Hofer, Hohmann and Steier’s leadership, collaboration, and communication skills. Messrs. Haffenreffer, Hofer, Hohmann and Steier’s Managing Director’s profit share is consistent with the percentage received by other managing directors of BBH&Co.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.